UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2012

DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of
incorporation or organization)

1-12935 (Commission File Number)	20-0467835 (I.R.S. Employer Identification No.)

5320 Legacy Drive, Plano, Texas	75024
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code:	(972) 673-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws

Amendment of Restated Certificate of Incorporation

At the Company’s annual meeting of stockholders held May 15, 2012, stockholders approved the proposal to amend the Company’s Restated Certificate of Incorporation, as amended, to delete subsection D. of Article VIII to eliminate the requirement that a two-thirds supermajority of our Board of Directors approve certain acquisitions and dispositions, issuances of debt or equity, or changes in our board size or governing documents.  A copy of the Certificate of Amendment to the Company’s Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Form 8-K, and incorporated herein by reference.

Amended and Restated Bylaws

On May 15, 2012, the Board of Directors of Denbury Resources Inc. (the “Company”) amended and restated the Company’s bylaws effective immediately after the Company’s 2012 annual meeting held on May 15, 2012. The Company’s bylaws were amended and restated primarily to (i) change the voting standard for uncontested director elections from a plurality to one in which directors are to be elected by a majority of the votes cast, (ii) revise the advance notice provisions for stockholders proposing business or nominating directors, (iii) add procedural and disclosure requirements for stockholders proposing business or nominating directors, calling special meetings or taking action by written consent, and (iv) update and modernize other bylaw provisions, including revisions related to the use of modern electronic communication technologies.

In particular, the changes to the bylaws include:

1.      A new section 3.16, which provides that director nominees in uncontested Board elections will be elected by a majority of the votes cast by stockholders, meaning that votes “for” a nominee’s election exceed the votes “against” or “withheld” for that nominee.  The provision also requires that in a contested election, directors are to be elected by a plurality of votes cast.  Further, incumbent directors must provide an irrevocable resignation in order to be nominated, which resignation becomes effective only if a director is not re-elected at a meeting with majority voting in place, and a majority of the Board (excluding those not re-elected) accepts the resignation.

In conjunction with adoption of this new majority election of directors provision, which will apply to the Company’s 2013 annual meeting of stockholders, the Company has amended its corporate governance policies to provide that in the case of an incumbent director not receiving the vote of at least a majority of the votes cast at a meeting at which such director is nominated for re-election, the Nominating/Corporate Governance Committee will consider, and make a recommendation to the Company’s Board regarding, whether to accept or reject such nominee’s irrevocable offer of resignation, or whether to take other action regarding such offer of resignation, and the Company’s Board is to act on such offer of resignation within 90 days from the certification of such election results, and publicly disclose its decision and the rationale for the same.  No incumbent director failing to receive a majority of votes cast for their re-election may participate in any of such proceedings.

2.      Establishment of new advance notice and related procedural and disclosure requirements, which require advance notice of a stockholder or beneficial owner (a “proposing person”) proposing business or nominating directors in connection with annual or special meetings of stockholders, along with compliance with procedural requirements and provision of information regarding the proposing  person or proposed business, the proposing  person’s ownership of referenced securities of the Company (including derivative interests) and related information.  Similar requirements are imposed in the event of stockholders demanding a special meeting of stockholders or taking action by written consent.

3.      Amendments and clarifications to provisions regarding directors, board committees and officers, including designation of officers that comport with the Company’s historical and current practices, with added flexibility regarding officer appointments and creation of board committees.

4.      Updated and modernized provisions in light of changes made to the Delaware General Corporation Law over recent years, including modifications to provisions on notice, record dates, consents, proxies, voting procedures and meeting participation, and changes to accommodate use of modern communication technologies.

The foregoing is a summary of only certain of the changes contained in the Company’s amended and restated bylaws.  Such summary is qualified in its entirety by reference to the amended and restated bylaws, a copy of which is filed as Exhibit 3.2 to this Form 8-K, and incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Company held its annual stockholders meeting on May 15, 2012, at which the stockholders voted on the proposals described below.  Holders of 351,530,586 shares of common stock, representing approximately 90% of the Company’s issued and outstanding shares of common stock, were present in person or by proxy at the meeting.

Proposal 1:
Election of directors.  The Company’s stockholders elected ten directors, each to serve until his or her successor is elected and qualified or until his or her earlier resignation or removal.  The results of the voting were as follows:

Name of Nominee	For	Withheld
Wieland Wettstein	322,908,698	5,638,791
Michael L. Beatty	324,724,893	3,822,596
Michael B. Decker	321,643,612	6,903,877
Ronald G. Greene	323,919,840	4,627,649
Gregory L. McMichael	322,703,709	5,823,780
Kevin O. Meyers	324,799,199	3,748,290
Gareth Roberts	322,367,854	6,184,635
Phil Rykhoek	323,805,374	4,742,115
Randy Stein	326,561,713	1,985,776
Laura A. Sugg	326,341,720	2,205,769

Proposal 2:	Approval, on an advisory basis, of the 2011 compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
320,822,356	7,329,274	395,859	22,983,097

Proposal 3:	Approval of an amendment to our Restated Certificate of Incorporation. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
325,440,048	3,031,341	76,100	22,983,097

Proposal 4:	Approval of an amendment to the limited liability company agreement of our principal operating subsidiary, Denbury Onshore, LLC. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
288,581,255	39,883,549	82,685	22,983,097

Proposal 5:	Ratification of the appointment by the Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
348,103,172	2,524,453	902,961	–

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

In conjunction with its 2012 Annual Meeting of Stockholders and investor presentations to be made in coming weeks, the Company updated its investor slide presentation covering certain operational and financial data.  The presentation is currently available on the Company’s website and will remain available until further updating of the presentation.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Denbury Resources Inc.
3.2	Amended and Restated Bylaws of Denbury Resources Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: May 21, 2012	By:	/s/ Mark C. Allen
Mark C. Allen
Senior Vice President and Chief Financial Officer